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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: April 8, 1997


                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I"),
                         Series 1996-4 and Series 1997-1
       ------------------------------------------------------------------
                             (Issuer of Securities)

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (formerly known as "The Chase Manhattan Bank (USA)")
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)



   United States               33-40006                  22-2382028
  ---------------            -------------             ---------------
  (State or other            (Commission               (IRS Employer
  jurisdiction of            File Number)              Identification No.)
  incorporation)


         802 Delaware Avenue, Wilmington, Delaware     19801
        ----------------------------------------     ----------
        (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code:  (302) 575-5050


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Item 5.  Other Events.
         -------------

     On or about January 15, 1997 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master
Trust ("CHAMT") (formerly known as "Chemical Master Credit Card Trust I") for Series 1996-4 in accordance with the Agreement. A copy of the applicable Monthly Report for the month ended December 31, 1996, as defined in the Agreement, has been furnished to Certificateholders in accordance with the Agreement. A copy of the Monthly Report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

     On or about February 18, 1997 Monthly Interest was distributed to Certificateholders of CHAMT, Series 1996-4, in accordance with the Agreement. A copy of the applicable Monthly Report for the month ended January 31, 1997, as defined in the Agreement, has been furnished to Certificateholders in accordance with the Agreement. A copy of the Monthly Report is being filed as Exhibit 20.2 to this Current Report on Form 8-K.

     Portfolio yield for CHAMT for the January 1997 reporting period reflects lower finance charge collections and interchange as a percentage of the outstanding portfolio balance relative to December 1996. As compared to the December monthly period, the reduction in yield is accentuated by (a) the fact that the December yield is relatively high as a result of a seasonal increase in interchange in December; (b) the previously reported inclusion in December of one day of collections which was not posted in the November monthly period; and (c) relatively strong portfolio growth in December resulting in a relatively high month-end portfolio balance against which finance charge collections are measured. Excess spread for all outstanding series of CHAMT remains positive in January 1997.

     On or about March 17, 1997 Monthly Interest was distributed to Certificateholders of CHAMT for Series 1996-4 and Series 1997-1 in accordance with the Agreement. Copies of the applicable Monthly Reports for the month ended February 28, 1997, as defined in the Agreement, have been furnished to Certificateholders in accordance with the Agreement. Copies of the Monthly Reports are being filed as exhibits to this Current Report on Form 8-K.

      The following table outlines the number of collection days expected to fall in each monthly reporting period of the CHAMT for 1997. Portfolio yield for CHAMT may vary from month to month due to, among other factors, the number of collection days included in the monthly reporting period.

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Chase Credit Card
Actual Day Counts

Nov. 1996   23
Dec. 1996   26
Jan. 1997   25

1997 - Expected Collection Day Counts

Feb. 1997   23
Mar. 1997   26
Apr. 1997   26
May 1997    25
June 1997   26
July 1997   26
Aug. 1997   26
Sep. 1997   25
Oct. 1997   26
Nov. 1997   23
Dec. 1997   26

Item 7(c).  Exhibits
            --------

            Exhibit No.           Description
            -----------            -----------

              20.1 Monthly Reports with respect to the January 15, 1997 distribution

              20.2 Monthly Reports with respect to the February 18, 1997 distribution

              20.3                 Monthly Reports with respect to the
                                   March 17, 1997 distribution


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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 THE CHASE MANHATTAN BANK
                                                 As Servicer


                                                 By: /s/Frank A. DeGenova
                                                    ---------------------
                                                 Name:  Frank A. DeGenova
                                                 Title: Vice President

Dated:  April 8, 1997

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                               INDEX TO EXHIBITS
                               -----------------


           Exhibit Nos.                 Description
           -----------                  -----------

            20.1                  Monthly Reports with respect to the
                                  January 15, 1997 distribution

            20.2 Monthly Reports with respect to the February 18, 1997 distribution

            20.3                  Monthly Reports with respect to the
                                  March 17, 1997 distribution